                                                                   Exhibit 10.16



                                                                  CONFORMED COPY



                                             THIRD AMENDMENT (this "Amendment")
                                    dated as of April 5, 2000 to the Credit
                                    Agreement dated as of January 21, 1998 (as previously amended, the "Credit Agreement"), among FISHER SCIENTIFIC INTERNATIONAL INC. (the "Company"), certain Subsidiaries of the Company, the lenders from time to time party thereto, THE CHASE MANHATTAN BANK, as Administrative Agent, THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent, CHASE MANHATTAN INTERNATIONAL LIMITED, as U. K. Administrative Agent, MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent and DLJ CAPITAL FUNDING, INC. as Documentation Agent.

         A. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         B. Pursuant to the Credit Agreement, the Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

         C. The Company intends to repurchase shares of its capital stock for an aggregate purchase price not to exceed $10.0 million.

         D. The Company has requested that the Banks amend the Credit Agreement.

         E. The Required Banks are willing to agree to such amendment and grant such consent, in each case subject to the terms and conditions set forth herein.

         Accordingly, the parties hereto agree as follows:

         SECTION 1. AMENDMENT. (a) Section 8.07 of the Credit Agreement is hereby amended by:

         (i) deleting the text "and;" following the text "$60,000,000" in Clause
(g) thereof;

         (ii) replacing the period after the words "Fisher Technology Group" with the text "; and" in Clause (h) thereof; and

         (iii) adding the following new clause at the end thereof:

         (i) the Company will be permitted to repurchase shares of its capital stock; PROVIDED that such purchases pursuant to this Clause
             (i) shall not exceed $10,000,000 during the term of this Agreement.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to each Bank, on and as of the date hereof, that:

         (a) This Amendment has been duly authorized, executed and delivered by each Borrower, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (b) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof.

         (c) After giving effect to this Amendment, no Default has occurred and is continuing.

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") that each of the following conditions is met:

         (a) The Administrative Agent shall have received counterparts hereof signed by each Borrower and the Required Banks.

         (b) The Administrative Agent shall have received interest, fees and other amounts due and payable under this Amendment and the Credit Agreement on or prior to the Amendment Effective Date including, to the extent invoiced, all reasonable out of pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees of Cravath, Swaine & Moore, counsel for the Administrative Agent).

         SECTION 4. EXPENSES. The Company acknowledges that Section 12.01 of the Credit Agreement applies to this Amendment and hereby agrees to pay all out-of-pocket expenses reasonably incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment.

         SECTION 5. MISCELLANEOUS. (a) This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         (b) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         (c) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         (d) Each reference to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and to whose benefit the provisions of this Amendment shall inure.

         (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

         (f) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.



                                    FISHER SCIENTIFIC
                                    INTERNATIONAL INC.,

                                    By: /s/  Todd M. Duchene
                                        ----------------------------------
                                        Name: Todd M. Duchene
                                        Title: Vice President,
                                               General Counsel,
                                               Secretary



                                    FISHER SCIENTIFIC U.K.,
                                    LIMITED,

                                    By: /s/  Richard A. Luhianuk
                                        ----------------------------------
                                        Name: Richard A. Luhianuk
                                        Title: Attorney-in-Fact


                                    FISHER SCIENTIFIC LIMITED,

                                    By: /s/  Todd M. Duchene
                                        ----------------------------------
                                        Name: Todd M. Duchene
                                        Title: Vice President,
                                               General Counsel,
                                               Secretary


                                    ACROS ORGANICS N.V.,

                                    By: /s/  Richard A. Luhianuk
                                        ----------------------------------
                                        Name: Richard A. Luhianuk
                                        Title: Attorney-in-Fact


                                    FISHER SCIENTIFIC S.A.,

                                    By: /s/  Denis M. Maiorani
                                        ----------------------------------
                                        Name: Denis M. Maiorani
                                        Title: Administrator

                                    FISHER SCIENTIFIC GmbH,

                                    By: /s/  Richard A. Luhianuk
                                        ----------------------------------
                                        Name: Richard A. Luhianuk
                                        Title: Attorney-in-Fact


                                    FISHER SCIENTIFIC KOREA LTD.,

                                    By: /s/  Richard A. Luhianuk
                                        ----------------------------------
                                        Name: Richard A. Luhianuk
                                        Title: Attorney-in-Fact


                                    FISHER SCIENTIFIC B.V.,

                                    By: /s/  Richard A. Luhianuk
                                        ----------------------------------
                                        Name: Richard A. Luhianuk
                                        Title: Attorney-in-Fact


                                    CASA ROCAS S.A. DE C.V.,

                                    By: /s/  Richard A. Luhianuk
                                        ----------------------------------
                                        Name: Richard A. Luhianuk
                                        Title: Attorney-in-Fact


                                    FISHER GENETICS ASIA  Pte Ltd.,

                                    By: /s/  Richard A. Luhianuk
                                        ----------------------------------
                                        Name: Richard A. Luhianuk
                                        Title: Attorney-in-Fact


                                    FISHER SCIENTIFIC Pte Ltd.,

                                    By: /s/  Richard A. Luhianuk
                                        ----------------------------------
                                        Name: Richard A. Luhianuk
                                        Title: Attorney-in-Fact


                                    WINIGER AG,

                                    By: /s/  Denis N. Maiorani
                                        ----------------------------------
                                        Name: Denis N. Maiorani
                                        Title: Administrator

                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent and as a
                                    Bank,

                                    By: /s/  Stacey Haimes
                                        ----------------------------------
                                        Name:  Stacey Haimes
                                        Title: Vice President


                                    MERRILL LYNCH CAPITAL
                                    CORPORATION, as Syndication
                                    Agent and as a Bank,

                                    By: /s/  Carol J.E. Feeley
                                        ----------------------------------
                                        Name:  Carol J.E. Feeley
                                        Title: Vice President


                                    DLJ CAPITAL FUNDING, INC., as
                                    Documentation Agent and as a
                                    Bank,

                                    By: /s/ Dana F. Klein
                                        ----------------------------------
                                        Name:  Dana F. Klein
                                        Title: Senior Vice President

                                    ABN AMRO BANK N.V.,

                                    By: /s/ James S. Aldensharm
                                        ----------------------------------
                                        Name:  James S. Aldensharm
                                        Title: Group Vice President

                                    By: /s/ Richard Shrage
                                        ----------------------------------
                                        Name:  Richard Shrage
                                        Title: Vice President


                                    ALLIANCE INVESTMENTS LIMITED,

                                    By: /s/ James E. Kennedy, Jr.
                                        ----------------------------------
                                        Name:  James E. Kennedy, Jr.
                                        Title: Authorized Signatory


                                    ARCHIMEDES FUNDING II, LTD.,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    AVALON CAPITAL LTD.,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    BANKBOSTON, N.A.,

                                    By: /s/ Stephen M. Curran
                                        ----------------------------------
                                        Name:  Stephen M. Curran
                                        Title: Vice President


                                    BANK OF AMERICA, N.A.,

                                    By: /s/ John W. Pocalyko
                                        ----------------------------------
                                        Name:  John W. Pocalyko
                                        Title: Managing Director

                                    THE BANK OF NOVA SCOTIA,

                                    By: /s/ T. M. Pitcher
                                        ----------------------------------
                                        Name:  T. M. Pitcher
                                        Title: Authorized Signatory


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    CO.,

                                    By: /s/ Paul Malecki
                                        ----------------------------------
                                        Name:  Paul Malecki
                                        Title: Vice President


                                    BANK ONE, N.A.
                                       (Main Office: Chicago),

                                    By: /s/ Robert McMillan
                                        ----------------------------------
                                        Name:  Robert McMillan
                                        Title: Assistant Vice President


                                    BANQUE NATIONALE DE PARIS,
                                    as Co-Agent,

                                    By: /s/ Stephanie Rogers
                                        ----------------------------------
                                        Name:  Stephanie Rogers
                                        Title: Vice President

                                    By: /s/ Himanshu Mehta
                                        ----------------------------------
                                        Name:  Himanshu Mehta
                                        Title: Senior Vice President


                                    BHF (USA) CAPITAL CORPORATION,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    BALANCED HIGH YIELD FUND II LTD,

                                    By: BHF-Bank
                                        Aktiengesellschaft, acting
                                        through its New York
                                        Branch, as attorney-in-
                                        fact,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    CAPTIVA III FINANCE, LTD.,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    CHASE SECURITIES INC., as Agent
                                    for THE CHASE MANHATTAN BANK,

                                    By: /s/ Stacey Haimes
                                        ----------------------------------
                                        Name:  Stacey Haimes
                                        Title: Vice President

                                    CIBC INC.,
                                    CIBC WORLD MARKETS. CORP.,
                                    as Agent,

                                    By: /s/ Ihor Zaluckyj
                                        ----------------------------------
                                        Name:  Ihor Zaluckyj
                                        Title: Executive Director


                                    CITY NATIONAL BANK,

                                    By: /s/ George Hayrapetian
                                        ----------------------------------
                                        Name:  George Hayrapetian
                                        Title: Vice President

                                    CONTINENTAL ASSURANCE COMPANY,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    CREDIT INDUSTRIEL ET COMMERCIAL,

                                    By: /s/ Anthony Rock
                                        ----------------------------------
                                        Name:  Anthony Rock
                                        Title: Vice President

                                    By: /s/ Marcus Edwards
                                        ----------------------------------
                                        Name:  Marcus Edwards
                                        Title: Vice President


                                    THE DAI-ICHI KANGYO BANK,
                                        LIMITED,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    DLJ CAPITAL FUNDING, INC.,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    ELC (CAYMAN) LTD.,

                                    By: /s/ John W. Stelwagon III
                                        ----------------------------------
                                        Name:  John W. Stelwagon III
                                        Title: Director

                                    EATON VANCE SENIOR INCOME TRUST,

                                    By:    Eaton Vance Management
                                           as Investment Advisor,

                                    By: /s/ Scott H. Page
                                        ----------------------------------
                                        Name:  Scott H. Page
                                        Title: Vice President


                                    EATON VANCE INSTITUTIONAL SENIOR
                                    LOAN,

                                    By:    Eaton Vance Management as
                                           Investment Advisor,

                                    By: /s/ Scott H. Page
                                        ----------------------------------
                                        Name:  Scott H. Page
                                        Title: Vice President


                                    ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG,

                                    By: /s/ Arcinee Hovanessian
                                        ----------------------------------
                                        Name:  Arcinee Hovanessian
                                        Title: Vice President

                                    By: /s/ John S. Runnion
                                        ----------------------------------
                                        Name:  John S. Runnion
                                        Title: First Vice President


                                    FIRSTRUST BANK,

                                    By: /s/ Bryan T. Denney
                                        ----------------------------------
                                        Name: Bryan T. Denney
                                        Title: Vice President


                                    FLEET NATIONAL BANK,

                                    By: /s/ Stephen M. Curran
                                        ----------------------------------
                                        Name:  Stephen M. Curran
                                        Title: Vice President

                                    FRANKLIN FLOATING RATE TRUST,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    GALAXY CLO 1999-1, LTD.,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    GENERAL ELECTRIC CAPITAL CORP.,

                                    By: /s/ Gregory L. Hong
                                        ----------------------------------
                                        Name:  Gregory L. Hong
                                        Title: Duly Authorized Signatory


                                    HSBC BANK USA,

                                    By: /s/ John B. Lyons
                                        ----------------------------------
                                        Name:  John B. Lyons
                                        Title: Senior Vice President


                                    INDOSUEZ CAPITAL FUNDING IV, L.P.,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    THE INDUSTRIAL BANK OF JAPAN
                                    LIMITED,

                                    By: /s/ Takuya Honjo
                                        ----------------------------------
                                        Name:  Takuya Honjo
                                        Title: Deputy General Manager

                                    PPM AMERICA,INC., as attorney in
                                    fact, on behalf of
                                    JACKSON NATIONAL LIFE INSURANCE
                                    CO.,

                                    By: /s/ Michael Dire
                                        ----------------------------------
                                        Name: Michael DiRe
                                        Title: Managing Director


                                    KZH CNC LLC,

                                    By: /s/ Susan Lee
                                        ----------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


                                    KZH CRESCENT-2 LLC,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    KZH CYPRESSTREE-1 LLC,

                                    By: /s/ Susan Lee
                                        ----------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent

                                    KZH III LLC,

                                    By: /s/ Susan Lee
                                        ----------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


                                    KZH LANGDALE LLC,

                                    By: /s/ Susan Lee
                                        ----------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent


                                    KZH SOLEIL LLC,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    MELLON BANK, N.A.,

                                    By: /s/ R. Jane Westrich
                                        ----------------------------------
                                        Name:  R. Jane Westrich
                                        Title: Vice President


                                    MERRILL LYNCH CAPITAL CORPORATION,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    MITSUBISHI TRUST & BANKING CORP.,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    ML CLO XV PILGRIM AMERICA (CAYMAN)
                                    LTD.,

                                    By: Pilgrim Investments, Inc.
                                        as its Investment Manager,

                                    By: /s/ Mark F. Haak
                                        ----------------------------------
                                        Name:  Mark F. Haak
                                        Title: Assistant Vice President


                                    NATEXIS BANQUE BFCE,

                                    By: /s/ Frank H. Madden, Jr.
                                        ----------------------------------
                                        Name:  Frank H. Madden, Jr.
                                        Title: Vice President and Group
                                               Manager

                                    By: /s/ John Stewart
                                        ----------------------------------
                                        Name:  John Stewart
                                        Title: Associate


                                    NEW YORK LIFE INSURANCE COMPANY,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    NEW YORK LIFE INSURANCE AND ANNUITY
                                    CORPORATION,

                                    By:    New York Life Insurance
                                           Company,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    NORTH AMERICAN SENIOR FLOATING RATE
                                    FUND,

                                    By:    CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY, INC., as
                                           Portfolio Manger,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    PILGRIM AMERICA HIGH INCOME
                                    INVESTMENTS LTD.,

                                    By:    PILGRIM INVESTMENTS INC., as
                                           its Investment Manager,

                                    By: /s/ Mark F. Haak
                                        ----------------------------------
                                        Name:  Mark F. Haak
                                        Title: Assistant Vice President


                                    SENIOR DEBT PORTFOLIO,

                                    By:    BOSTON MANAGEMENT AND
                                           RESEARCH, as Investment
                                           Advisor,

                                    By: /s/ Scott H. Page
                                        ----------------------------------
                                        Name:  Scott H. Page
                                        Title: Vice President


                                    THE SUMITOMO BANK, LIMITED
                                    NEW YORK BRANCH,

                                    By: /s/  Greg Aptman
                                        ----------------------------------
                                        Name: Greg Aptman
                                        Title: Authorized Signatory


                                    THE TRAVELERS INSURANCE COMPANY,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    VAN KAMPEN CLO I, LIMITED,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    VAN KAMPEN PRIME RATE INCOME TRUST,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title: